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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned persons whose signature appear immediately below, does hereby constitute and appoint Ronald D. Hunter and Stephen M. Coons, each with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, without par value, of Standard Management Corporation, an Indiana corporation (the "Company"), to be issued pursuant to the terms of the Amended and Restated Agreement and Plan of Merger dated as of December 9, 1997 (the "Merger Agreement"), among the Company, Standard Acquisition Corporation, a North Carolina corporation and a wholly-owned subsidiary of the Company ("Sub"), and Savers Life Insurance Company, a North Carolina domestic stock insurance company ("Savers Life"), which provides for the merger of Sub with and into Savers Life with Savers Life surviving as a wholly-owned subsidiary of the Company, and to execute any and all amendments to the Registration Statement, whether filed prior or subsequent to the time the Registration Statement becomes effective, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agent, or his substitute lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of December 1997.

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
                /s/ Ronald D. Hunter                                    /s/ Paul B. Pheffer
-----------------------------------------------------  -----------------------------------------------------
                  Ronald D. Hunter                                        Paul B. Pheffer

              /s/ Gerald R. Hochgesang                                 /s/ Raymond J. Ohlson
-----------------------------------------------------  -----------------------------------------------------
                Gerald R. Hochgesang                                     Raymond J. Ohlson

                 /s/ Edward T. Stahl                                   /s/ Stephen M. Coons
-----------------------------------------------------  -----------------------------------------------------
                   Edward T. Stahl                                       Stephen M. Coons

               /s/ Martial R. Knieser                                   /s/ Ramesh H. Bhat
-----------------------------------------------------  -----------------------------------------------------
                 Martial R. Knieser                                       Ramesh H. Bhat

                 /s/ James C. Lanshe                                    /s/ Robert A. Borns
-----------------------------------------------------  -----------------------------------------------------
                   James C. Lanshe                                        Robert A. Borns
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